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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                   ___________


          Date of Report (date of earliest event reported): MAY 4, 2006
                                                            ------------


                                   AWARE, INC.
             (Exact name of registrant as specified in its charter)


        MASSACHUSETTS              000-21129                   04-2911026
(State or other jurisdiction     (Commission                 (IRS Employer
      of incorporation)           File Number)             Identification No.)


                    40 MIDDLESEX TURNPIKE, BEDFORD, MA, 01730
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (781) 276-4000



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 4, 2006, Aware, Inc. issued the press release, attached to this Form 8-K as Exhibit 99.1, describing the results of operations and financial condition of the company as of and for the quarter ended March 31, 2006.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this report:

(c) EXHIBITS.

 NUMBER                  DESCRIPTION
   99.1                  Press release issued by Aware, Inc. on May 4, 2006







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                AWARE, INC.


Dated: MAY 4, 2006                              By: /S/ MICHAEL A. TZANNES
       -----------                                  ----------------------
                                                        Michael A. Tzannes
                                                        Chief Executive Officer



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                                  EXHIBIT INDEX


 NUMBER                  DESCRIPTION

   99.1                  Press release issued by Aware, Inc. on May 4, 2006.





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